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                                                                Exhibit 10.34.1

                                                                 Execution Copy

                                  CONFIDENTIAL
             AMENDMENT NO. 1 TO INTERACTIVE SERVICES AGREEMENT

    This Amendment No. 1 to Interactive Services Agreement (this "Amendment"), effective as of September 27, 2000, is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and Medscape, Inc. ("Interactive Content Provider" or "ICP"), a Delaware corporation, with its principal offices at 224 West 30th Street, New York, New York 10001. AOL and ICP may be referred to individually as a "Party" and collectively as the "Parties."

                                 INTRODUCTION

    WHEREAS, AOL and ICP are parties to a Interactive Services Agreement dated as of September 3, 1999 (the "Original Agreement"); and

    WHEREAS, the Parties desire to modify certain terms of the Original Agreement, as provided below.

    NOW, THEREFORE, in consideration of the terms and conditions set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, AOL and ICP hereby agree to amend the Original Agreement in accordance with the following terms and conditions:

                                    TERMS

1. CARRIAGE AND PROMOTIONAL FEE. Section 3.4 of the Original Agreement is hereby amended by striking the following language, "$10,000,000 is due on the twelfth (12th) month anniversary of the Effective Date, and $10,000,000 is due on the 24 month anniversary of the Effective Date" and replacing it with the following language, "$5,000,000 is due on October 2, 2000, $3,083,340 is due on January 2, 2001, $2,750,001 is due on May 1, 2000, $2,750,001 is due
on August 1, 2001, $2,750,001 is due on November 1, 2001, $2,750,001 is due
on February 1, 2002, and $916,656 is due on May 2, 2002."

3. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings given thereto in the Original Agreement.

4. ORIGINAL AGREEMENT. Except as specifically amended hereby, the Original Agreement remains in full force and effect.

5. COUNTERPARTS. This Amendment may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same document.

    IN WITNESS WHEREOF, the authorized representatives of the parties hereto have executed this Amendment as of the date first above written.


AMERICA ONLINE, INC.                       MEDSCAPE, INC.

By:                                        By:
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Print Name:                                Print Name:
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Title:                                     Title:
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